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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     DATE OF REPORT (Date of Earliest Event Reported):  November 30, 2000


                       COMMUNITY INDEPENDENT BANK, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


                                 PENNSYLVANIA
                                 ------------
                (State or other jurisdiction of incorporation)


           000-29658                                    23-2357593
           ---------                                    ----------
      (Commission file number)                       (IRS employer ID)



    201 N. Main Street, Bernville, PA                      19506
    ---------------------------------                      -----
 (Address of principal executive office)                 (Zip Code)

      Registrant's telephone number, including area code  (601) 488-1200



                                     NONE
                                     ----
     (Former name, address and fiscal year, if changed since last report.)
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Item 5.   Other Events

     At a Special Meeting of Shareholders held on November 30, 2000, shareholders of Community Independent Bank, Inc. (the "Corporation") approved the merger of the Company into National Penn Bancshares, Inc. pursuant to an Agreement dated July 23, 2000. Closing on the merger is currently anticipated to occur on January 3, 2001. A copy of the Press Release announcing the shareholder approval of the merger is filed herewith as Exhibit 99 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

               (c)  Exhibits.

                    99   Press Release dated November 30, 2000




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Community Independent Bank, Inc.



Date:  December 6, 2000            /s/ Karl D. Gerhart
                                   ---------------------------------------
                                   President & CEO
                                   (Principal Executive Officer)
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EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------

99                       Press Release dated November 30, 2000